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                                                                   EXHIBIT 10.70

                              KNOWLEDGEWARE, INC.

                         REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (the "Agreement") is made and entered into as of August 31, 1994, by and among KNOWLEDGEWARE, INC., a Georgia corporation (the "Company"), and STERLING SOFTWARE, INC., a Delaware corporation ("Sterling").

     This Agreement is made pursuant to the terms of that certain Warrant Agreement dated as of even date herewith, by and among the Company and Sterling. In order to induce Sterling to enter into the Warrant Agreement, the Company has agreed to provide the registration rights on the terms set forth in this Agreement for the benefit of the holders of Registrable Securities (as hereinafter defined).

     The parties hereto agree as follows:

1.   Definitions.  The terms used herein shall have the following meanings:
     -----------

     (a) "Act" shall mean the Securities Act of 1933, as amended, and the rules
         -----
and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     (b) "Commission" shall mean the Securities and Exchange Commission or any
         ------------
other federal agency administering the Act.

     (c) "Common Stock" shall mean the common stock, without par value per
         --------------
share, of the Company.

     (d) "Exchange Act" shall mean the Securities Exchange Act of 1934, as
         --------------
amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     (e) "holder or holders of Registrable Securities" shall mean any holder of
         ---------------------------------------------
record on the books of the Corporation of Registrable Securities.

     (f) "Person" shall mean a corporation, an association, a trust, a
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partnership, a joint venture, an organization, a business, an individual, a government or political subdivision thereof or a governmental body.

     (g) "Register", "registered" or "registration" shall mean a registration
         ------------------------------------------
effected by preparing and filing a registration statement on any appropriate form in compliance with the Act which form shall be available for the sale of the Registrable Securities in accordance with the intended method of distribution thereof, and the declaration or ordering of the effectiveness of such registration statement by the Commission.
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     (h) "Registrable Securities" shall mean the Common Stock that may be issued
         ------------------------
to Sterling or its transferees or assigns pursuant to the Warrant Agreement; provided, however, as to any particular Registrable Securities, such securities will cease to be Registrable Securities when (i) a registration statement covering such securities has been declared effective, or (ii) they are eligible to be sold pursuant to Rule 144(k) (or any successor provision) under the Act.

     (i) "Warrant Agreement" shall mean that certain Warrant Agreement, dated as
          -----------------
of even date herewith, by and between the Company and Sterling.

     (j) "Warrant" and "Warrants" shall have the meaning specified in the
          -------       --------
Warrant Agreement.

2.   Demand Registration.
     -------------------

     (a) If at any time after the date of this Agreement, one or more of holders of Registrable Securities holding in the aggregate at least a majority of the Registrable Securities (for which purpose the Warrants shall be deemed to have been exercised) shall notify the Company in writing that such holder or holders intend to offer or cause to be offered for public sale all or any portion of their Registrable Securities, the Company will notify all of the remaining holders of Registrable Securities of its receipt of such notification from such holder or holders. Upon the written request of any such holder delivered to the Company within 15 days after receipt from the Company of such notification, the Company will use its reasonable best efforts to cause such of the Registrable Securities as may be requested by any such holder (including the holder or holders of Registrable Securities giving the initial notice of intent to register hereunder) to be registered ("Demand Registration") under the Act in accordance with the terms of this Section 2. Notwithstanding the foregoing, the Company shall not be required to effect, or to take any action to effect, a registration requested pursuant to this Section 2 if the request for registration has been received by the Company subsequent to the giving of written notice by the Company, made in good faith, to the holders of Registrable Securities to the effect that the Company is commencing to prepare a Company-initiated registration statement (other than a registration statement on Form S-4 or S-8 (or any successor form) or filed in connection with an exchange offer or an offering of securities solely to the Company's stockholders). The Company may postpone the filing of any registration statement required hereunder for a reasonable period of time, not to exceed 30 days, if the Company has been advised by legal counsel that such filing would require the disclosure of a material transaction or other factor and the Company determines reasonably and in good faith that such disclosure would have a material adverse effect on the Company. In no event shall the Company be required to effect more than two registrations pursuant to this Section 2; provided such registration statements are declared effective and remain effective for at least six months.

     (b) In any such public offering of Registrable Securities effected pursuant to Section 2(a) that is an underwritten public offering, the holders of a majority in aggregate number of the Registrable Securities to be included in such registration shall have the right to select the investment banker or bankers and manager or managers to administer the offering; provided, however, that if such investment banker or manager is not one with an established national reputation as a valuer of equity securities it shall be subject to the approval of the Company

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which shall not be unreasonably withheld.  If the manager or managers deliver an opinion to the holders of the Registrable Securities that the total amount of securities which other persons or entities (by virtue of "piggy-back" or similar registration rights) intend to include in such offering is sufficiently large to materially and adversely affect the success of such offering, then the amount or kind of securities to be offered for the accounts of such other persons or entities and for the accounts of the holders of Registrable Securities shall be reduced pro rata with respect to each holder to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such manager or managers.


3.   Piggy-Back Registration.
     -----------------------

     If at any time the Company proposes to file a registration statement under the Act with respect to an offering by the Company for its own account or for the account of others of any class of security on a form of registration statement appropriate for the registration of the Registrable Securities (other than a registration statement on Form S-4 or S-8 (or any successor form) or filed in connection with an exchange offer or an offering of securities solely to the Company's existing stockholders), then the Company shall in each case give written notice of such proposed filing to the holders of the Registrable Securities at least 30 days prior to the anticipated filing date, and such notice shall offer such holders the opportunity to register such shares of Registrable Securities as each such holder may request (a "Piggy-Back Registration"). The Company shall use its best efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the holder(s) of Registrable Securities requested in writing within fifteen (15)
days after the notice given by the Company to be included in the registration for such offering to include such securities in such offering on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering delivers an opinion to the holders of Registrable Securities that the total amount of securities which they or the Company or any other persons or entities intend to include in such offering is sufficiently large to materially and adversely affect the success of such offering, then the amount or kind of securities to be offered for the accounts of holders of Registrable Securities shall be reduced pro rata with respect to each holder to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters; provided,
                                                                 --------
however, that if securities are being offered for the account of other persons
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or entities as well as the Company, such reduction shall not represent a greater fraction of the number of securities intended to be offered by holders of Registrable Securities than the fraction of similar reductions imposed on such other persons or entities with respect to the amount of securities they intend to offer. In the event that the contemplated registration does not involve an underwritten public offering, the determination that the inclusion of such Registration Securities would have an adverse affect on the marketability or the price of the securities proposed to be offered by the Company shall be made by the Company in its reasonable discretion.

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4.   Registration Procedures.
     -----------------------

     Whenever any Registrable Securities are required to be registered pursuant to Sections 2 or 3 of this Agreement, the Company will use its reasonable best efforts to effect the registration of such Registrable Securities in accordance with the intended method of disposition thereof as diligently as practicable, and in connection therewith, the Company agrees that it shall also do the following:

     (a) use its reasonable best efforts to diligently prepare for filing and file with the Commission a registration statement which includes the Registrable Securities and use its reasonable best efforts to cause such registration to become effective; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference, the Company will furnish to counsel to the holders of the Registrable Securities covered by such registration statement and the managing underwriter or underwriters, if any, draft copies of all such documents proposed to be filed (other than exhibits, unless so requested) a reasonable time prior thereto, which documents will be subject to the reasonable review of such counsel and such holders and underwriters, and the Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference) to which holders of a majority of the Registrable Securities covered by such registration statement (except in the case of a Piggy-Back Registration) or the managing underwriter or underwriters with respect to such securities, if any, shall reasonably object, and will notify each holder of the Registrable Securities of any stop order issued or threatened by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

     (b) prepare and file with the Commission such amendments and post-effective amendments to the registration statement as may be necessary to keep the registration statement effective for (i) a period of not less than nine (9) months in the case of a registration statement on Form S-1 or S-2, or (ii) an indefinite period in the case of a registration statement on Form S-3 (or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold or withdrawn, but not prior to the expiration of the 25-day period referred to in Section 4(3) of the Act and Rule 174 thereunder, if applicable); cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act; and comply with the provisions of the Act applicable to it with regard to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to the prospectus;

     (c) furnish to any holder of Registrable Securities included in such registration statement and the underwriter or underwriters, if any, without charge, at least one signed copy of the registration statement and any post-effective amendment thereto upon request, and such number of conformed copies thereof and such number of copies of the prospectus (including each preliminary prospectus) and any amendments or supplements thereto and any documents incorporated by reference therein, as such holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities being sold by such holder (it being understood that the Company consents to the use of the prospectus and any amendment or

                                       4
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supplement thereto by each holder of Registrable Securities covered by the registration statement and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto);

     (d) notify each holder of Registrable Securities included in such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act, when the Company becomes aware of the happening of any event as a result of which the prospectus included in such registration statement (as then in effect) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made not misleading and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) notify each holder of Registrable Securities included in such registration statement and the managing underwriters, if any, promptly, and confirm such advice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to a registration statement or related prospectus or for additional information, and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the registrable securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

     (f) use its reasonable best efforts to cause all Registrable Securities included in such registration statement to be listed, by the date of the first sale of Registrable Securities pursuant to such registration statement, on each securities exchange on which the Common Stock of such issuer is then listed or proposed to be listed, if any, or to qualify all Registrable Securities for quotation and trading through the National Association of Securities Dealers Automated Quotation System ("NASDAQ") if the Common Stock is then quoted through the NASDAQ;

     (g) make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Act and Rule 158 thereunder no later than 45 days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of the registration statement, which earnings statement shall cover said 12-month period;

     (h) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

     (i) if requested by the managing underwriter or underwriters or any holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters or such holder, as the case may be, reasonably requested to be included therein,

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

including, without limitation, information with respect to the number of Registrable Securities being sold by such holder to an underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

     (j) as promptly as practicable after filing with the Commission of any document which is incorporated by reference in a prospectus contained in a registration statement, deliver a copy of such document to each holder of Registrable Securities covered by such registration statement;

     (k) on or prior to the date on which the registration statement is declared effective, use its reasonable best efforts to register or qualify, and cooperate with the holders of Registrable Securities included in such registration statement, the underwriter or underwriters, if any, and their counsel, in connection with the registration or qualification of the Registrable Securities covered by the registration statement for offer and sale under the securities or blue sky laws of each state and other jurisdiction of the United States as any such holder or underwriter reasonably requests in writing, to use its reasonable best efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period such registration statement is required to be kept effective and to do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions of the Registrable Securities covered by the applicable registration statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

     (l) cooperate with the holders of Registrable Securities covered by the registration statement and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such holders may request;

     (m) use its reasonable best efforts to cause the Registrable Securities covered by the registration statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such securities;

     (n) enter into such customary agreements (including an underwriting agreement in customary form with provisions as may be reasonably required by the managing underwriter retained by the holders of Registrable Securities) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the managing underwriter or underwriters retained by holders participating in an underwritten public offering, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities in each case to the same extent as if all the securities then being offered were for the account of the Company;

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     (o) make available for inspection by any holder of Registrable Securities included in such registration statement, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement; provided that records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; provided, further, each holder of Registrable Securities agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential; and

     (p) use its reasonable best efforts to obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request.

     Each holder, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (d) of this Section 4, will forthwith discontinue disposition of the Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subsection (d) of this Section 4 or until it is advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, such holder will, or will request the managing underwriter or underwriters, if any, to deliver to the Company (at the Company's expense) all copies (other than permanent file copies) then in the possession of such holder and of any underwriter or underwriters, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods mentioned in subsection (b) of this Section 4 shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by subsection (d) of this Section 4 hereof or the Advice.

     Each holder of Registrable Securities hereby covenants that it will not make any sale of Registrable Securities that are registered in accordance with
Section 2 or 3 hereof without first effectively causing the prospectus delivery requirements under the Act to be satisfied, and each such holder acknowledges and agrees that if sold in a non-underwritten public offering, such shares are not transferable on the books of the Company unless the stock certificates submitted to the transfer agent evidencing the shares is accompanied by a certificate to the effect that the

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

shares have been sold in accordance with an effective registration statement and the requirements of delivering a current prospectus have been satisfied.

     Each seller of Registrable Securities as to which any registration is being effected shall use reasonable efforts to cooperate with the Company, and the Company may require each such seller to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

5.   Registration Expenses.
     ---------------------

     All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all Commission and National Association of Securities Dealers, Inc. registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, and fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any "cold comfort" letters required by or incident to such performance and the fees and expenses of any special audit required or incident to a registration hereunder), fees and disbursements of not more than one special counsel for the holders of Registrable Securities, securities act liability insurance of the Company and its officers and directors (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration, fees and expenses of other persons retained by the Company incurred in connection with each registration hereunder (but not including any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, and transfer taxes, if any), will be borne by the Company.

6.   Indemnification; Contribution.
     -----------------------------

     (a) Indemnification by the Company.  The Company agrees to indemnify and
         ------------------------------
hold harmless each holder of Registrable Securities, its officers, directors, agents, employees, representatives and each person or entity who controls such holder (within the meaning of the Act), against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, any amendment or supplement thereto, any prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon any such untrue statement or omission based upon information with respect to such holder furnished in writing to the Company by such holder expressly for use therein. In connection with an underwritten offering, the Company will indemnify the underwriters thereof, their officers and directors and each person who controls such underwriters (within the meaning of the Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

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     (b) Indemnification by Holders of Registrable Securities.  In connection
         ----------------------------------------------------
with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information with respect to the name and address of such holder, the amount of Registrable Securities held by such holder, and such other information as is required by the Company for use in connection with any such registration statement or prospectus and agrees to indemnify, to the extent permitted by law, the Company, its directors and officers and each person or entity who controls the Company (within the meaning of the Act) against any losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statement of material fact contained in any registration statement, any amendment or supplement thereto, any prospectus or preliminary prospectus or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information with respect to such holder so furnished in writing by such holder specifically for inclusion in any prospectus or registration statement. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the net proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

     (c) Conduct of Indemnification Proceedings.  Any person entitled to
         --------------------------------------
indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person will claim indemnification or contribution pursuant to this Agreement and, unless in the reasonable judgment of such indemnified party (i) a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim or (ii) the named parties to any such action, suit, proceeding or investigation (including any impleaded parties) include both an indemnifying party and an indemnified party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of one additional counsel.

     (d) Contribution.  If the indemnification provided for in this Section 6
         ------------
from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such loses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in
Section 6(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no selling holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the net proceeds received by such selling holder upon the sale of the Registrable Securities exceeds the amount of damages which such selling holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     If indemnification is available under this Section 6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in
Section 6(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 6(d).

7.   Participation in Underwritten Registrations.
     -------------------------------------------

     No holder of Registrable Securities may participate in any underwritten registration hereunder unless such holder (a) agrees to sell such holder's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

8.   Rule 144.
     --------

     The Company agrees that it will use its reasonable best efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Act, at all times. The Company agrees that it will use its reasonable best efforts to file with the Commission in a timely manner the reports required to be filed by it under the Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder. The Company shall furnish to any holder of Registrable Securities upon written request a written statement as to the steps it has taken to comply with the current public information requirements of Rule 144.

9.   Transfer of Registration Rights.
     -------------------------------

     The registration rights provided to the holders of Registrable Securities under Sections 2 and 3 hereof may be transferred in whole or in part to any other Person in connection with a transfer of all or any portion of Registrable Securities or the transfers of Warrants. Any transferee of Registrable Securities who is also a transferee of the registration rights provided under Sections 2 and 3 hereof shall be a holder of Registrable Securities within the meaning of this Agreement and shall have the rights as such hereunder.

10.  Additional Grants of Registration Rights.
     ----------------------------------------

     The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement. If the Company shall hereafter grant any registration or similar rights with respect to securities of the Company which are more favorable than the rights granted pursuant to this Agreement, each holder or Registrable Securities shall immediately be vested with such more favorable rights. The Company will not grant to any Person at any time on or after the date hereof the right to request the Company to include any securities of the Company owned by such Person in any registration statement filed under
Section 2 of this Agreement unless such right provides that such securities shall not be registered and sold in such registration if the managing underwriter for the sellers of securities pursuant to a registration statement filed under Section 2 believes that sale of such securities would adversely affect the amount of, or price at which, the Registrable Securities being registered under Section 2 can be sold.

11.  Holdback Agreements.
     -------------------

     (a) Restrictions on Public Sale by Holder of Registrable Securities.  Each
         ---------------------------------------------------------------
holder of Registrable Securities, whose securities are included in such registration statement, agrees, if requested by the Company, not to effect any public sale or distribution of equity securities of the Company, including a sale pursuant to Rule 144 under the Act, during the seven (7) days prior to, and during the 90-day period beginning on, the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration).

     (b) Restrictions on Public Sale by the Company and Others.  The Company
         -----------------------------------------------------
agrees (1) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such equity securities, including a sale pursuant to Regulation D under the Act, during the seven (7) days prior to, and during the 90-day period beginning on, the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form to Form S-8), and (2) to cause each holder of its privately placed equity securities, or any securities convertible into or exchangeable or exercisable for such equity securities (other than Registrable Securities), purchased from the Company at any time on or after the date of this Agreement to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 under the Act (except as part of such underwritten registration, if permitted).

12.  Miscellaneous.
     -------------

     (a) Amendments and Waivers.  Except as otherwise provided herein, the
         ----------------------
provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of holders of at least a majority in number of shares of Registrable Securities then outstanding and affected by such amendment, modification, supplement, waiver or departure (which, with respect to Warrants then outstanding, shall be computed based on the number of Warrant Shares (as defined in the Warrant Agreement) which the Warrants evidence the right to purchase).

     (b) Notices.  Any notice or communication hereunder or in any agreement
         -------
entered into in connection with the transactions contemplated hereby must be in writing and given by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, or by delivering the same in person, by overnight courier or by facsimile transmission. Such notice shall be deemed received on the date on which it is hand-delivered, delivered by overnight courier or received by facsimile transmission or on the third business day following the date on which it is so mailed. For purposes of notice, the addresses of the parties shall be:

          (i) if to a holder of Registrable Securities at the most current address given by such holder to the Company in writing;

          (ii) if to the Company at its address set forth in the Warrant Agreement.

     (c) Successors and Assigns.  This Agreement shall inure to the benefit of
         ----------------------
and be binding upon the successors and assigns of each of the parties.

     (d) Counterparts.  This Agreement may be executed in any number of
         ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (e) Headings.  The headings in this Agreement are for convenience of
         --------
reference only and shall not limit or otherwise affect the meaning hereof.

     (f) GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE
         -------------
PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS (BUT NOT THE RULES GOVERNING CONFLICTS OF LAWS) OF THE STATE OF DELAWARE.

     (g) Severability.  In the event that any one or more of the provisions
         ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Purchasers shall be enforceable to the fullest extent permitted by law.

     (h) Entire Agreement.  This Agreement, together with the Warrant Agreement,
         ----------------
is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Warrant Agreement (including the exhibits thereto) supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     EXECUTED, as of the date first above written.

                                    KNOWLEDGEWARE, INC.,
                                    a Georgia corporation


                                    By: /s/ Francis A. Tarkenton
                                       ---------------------------------
                                         Francis A. Tarkenton,
                                         Chairman of the Board and
                                         Chief Executive Officer


                                    STERLING SOFTWARE, INC.,
                                    a Delaware corporation


                                    By: /s/ Sterling L. Williams
                                       ---------------------------------
                                         Sterling L. Williams,
                                         President